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                                                               EXECUTION COPY

                   BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
             SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1997-1


                                UNDERWRITING AGREEMENT


                                                                   July 31, 1997


Morgan Stanley & Co. Incorporated
(for itself and the other Underwriters
named in Schedule I hereto)
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

     Bank of America, FSB (the "Contract Seller"), proposes, subject to the terms and conditions stated in this Underwriting Agreement ("the Underwriting Agreement"), to sell to the underwriters named in Schedule I hereto (the "Underwriters;" PROVIDED, HOWEVER, that if you are the only underwriter named in Schedule I, then the terms "Underwriter" and "Underwriters" shall refer solely to you) certain of its BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1 (the "Certificates"), as specified in Schedule II hereto (the "Offered Certificates"), to be issued pursuant to a Pooling and Servicing Agreement (the "Agreement") to be dated as of July 1, 1997 (the "Cut-off Date"), by and between Bank of America, FSB, as Contract Seller and Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"). The Certificates will be executed by the Trustee and will evidence undivided interests in the Trust Fund (as defined in the Agreement) consisting primarily of a pool (the "Pool") of manufactured housing installment sales contracts and installment loan agreements (the "Contracts") sold by the Contract Seller to the Trust Fund pursuant to the Agreement, and listed in an exhibit to the Agreement. The Certificates are described more fully in the Prospectus (which term is defined below), which the Contract Seller is furnishing to you.

     Section 1. REPRESENTATIONS AND WARRANTIES. The Contract Seller represents and warrants to, and agrees with, each Underwriter that:

          (a) It has caused to be filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-3200) on Form S-3, as amended by Pre-Effective Amendments No. 1, No. 2, No. 3, No. 4 and No. 5 thereto, dated May 16, 1996, May 17, 1996, May 28, 1996,

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     June 3, 1996 and June 4, 1996, respectively, for the registration under the Securities Act of 1933, as amended (the "Act"), of the Offered Certificates, which registration statement has become effective and copies of which have heretofore been delivered to you, and pursuant to Rule 424 a preliminary prospectus supplement dated July 29, 1997, a copy of which has been delivered to you. It proposes to cause to be filed with the Commission pursuant to Rule 424 under the Act a final prospectus supplement, dated the date specified in Schedule II hereto, relating to the Offered Certificates and the method of distribution thereof, and has previously advised you of all further information (financial and other) with respect to the Offered Certificates set forth therein. Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended or incorporated by reference as of the date hereof, and the information deemed to be part thereof pursuant to Rule 430A(b) under the Act, is hereinafter called the "Registration Statement;" the prospectus included therein (including all documents incorporated by reference therein), in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Base Prospectus;" the supplement to the Base Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 of the Act, is hereinafter called the "Prospectus Supplement;" and the Base Prospectus and the Prospectus Supplement together are hereby called the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 is hereinafter called a "Preliminary Prospectus Supplement." It will not, without your prior consent, file any other amendment to the Registration Statement or make any change in the Base Prospectus or the Prospectus Supplement until after the period in which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. All references in this Underwriting Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Contract Seller meets the requirements for use of Form S-3 under the Act at all relevant times.

          (b) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, after the date hereof and prior to the Closing Date (as defined in Schedule II hereto), any amendment to the Registration Statement becomes effective, when any supplement to the Prospectus Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material

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     respects with the applicable requirements of the Act and the rules thereunder and (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, it makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with written information furnished to the Contract Seller by you, or by any Underwriter through you, specifically for use in the preparation thereof.

          (c) It is a federal savings bank, duly organized and validly existing under the laws of the United States, with full power and authority to conduct its business as currently operated, and to enter into and perform its obligations under this Underwriting Agreement and the Agreement and it is conducting its manufactured housing business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting such business and where the failure to so comply would have a material adverse effect on the transactions contemplated hereunder or its ability to perform its obligations under the Agreement.

          (d) It is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (e) At or prior to the Closing Date, it will have entered into the Agreement; it has duly authorized, executed and delivered this Underwriting Agreement and the Agreement; when delivered by the Contract Seller, this Underwriting Agreement and the Agreement will have been duly authorized, executed and delivered by it and will constitute a valid and binding agreement of the Contract Seller, enforceable against it in accordance with its terms, except that the enforceability thereof may be subject to:
     (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter

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     in effect relating to creditors' rights generally; (ii) general principles of equity regardless of whether enforcement is sought in a proceeding of equity or at law; and (iii) limitations of public policy under applicable securities laws as such relate to the enforceability of rights to indemnity under the Agreement or this Underwriting Agreement.

          (f) The Certificates and the Agreement conform in all material respects to the descriptions thereof contained in the Prospectus. As of the Closing Date, the Offered Certificates will be duly and validly executed and delivered by it, and will, when duly and validly authenticated by the Trustee and delivered to you in accordance with this Underwriting Agreement and the Agreement, be entitled to the benefits of the Agreement.

          (g) As of the Closing Date, the representations and warranties of the Contract Seller set forth in Section 3.01 of the Agreement will be true and correct in all material respects.

          (h) Neither the issuance and sale of the Offered Certificates, nor the consummation by the Contract Seller of any other transactions contemplated in this Underwriting Agreement, nor the fulfillment of the terms of the Agreement or this Underwriting Agreement will result in the breach of any term or provision of the articles of association or by-laws of the Contract Seller or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which it or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Contract Seller or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Contract Seller or any of its subsidiaries. Neither the Contract Seller nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Contract Seller to perform its obligations under the Agreement.

          (i) There are no actions or proceedings against, or investigations of, the Contract Seller pending, or, to the knowledge of the Contract Seller, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Underwriting Agreement, the Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Underwriting Agreement or the Agreement, (iii) which are reasonably likely to be adversely

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     determined and which might materially and adversely affect the performance by the Contract Seller of its obligations under, or the validity or enforceability of, this Underwriting Agreement, the Agreement or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

          (j) There has not been any material adverse change in its business, operations, financial condition, properties or assets since the date of its latest quarterly financial statement which would have a material adverse effect on its ability to perform its obligations under the Agreement.

          (k) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Underwriting Agreement and the Agreement and the execution, delivery and sale of the Offered Certificates have been or will be paid at or prior to the Closing Date.

          (l) Immediately prior to the assignment of the Contracts sold by it to the Trustee, as contemplated by the Agreement, it will have the power and authority to sell such Contracts to the Trustee, and upon the execution and delivery of the Agreement by the Trustee, the Trustee will have acquired all of its right, title and interest in and to the Contracts.

          (m) Neither it nor the Trust Fund is, and neither the issuance and sale of the Certificates nor the activities of the Trust Fund pursuant to the Agreement will cause the Contract Seller or the Trust Fund to be an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     Section 2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Contract Seller agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Contract Seller, the percentage of the Offered Certificates set forth opposite each such Underwriter's name in
Schedule I hereto. The purchase price for the Offered Certificates as a percentage of the principal balance of the Contracts as of the Cut-off Date is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Certificates interest in respect of the Offered Certificates at the pass-through rate applicable to the Offered Certificates as specified in
Schedule II from July 10, 1997 to but not including the Closing Date.

     Section 3. DELIVERY AND PAYMENT. Delivery of and payment for the Offered Certificates shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as the Underwriters shall designate, which date

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and time may be postponed by agreement between the Underwriters and the
Contract Seller or as provided in Section 9 hereof (such date, location and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Contract Seller in immediately available funds as specified in Schedule II hereto. The Offered Certificates to be so delivered shall be in definitive, fully registered form, unless otherwise agreed, in such denominations and registered in the name of Cede & Co., as nominee of The Depository Trust Company, unless otherwise specified by the Contract Seller in writing not less than three full business days in advance of the Closing Date.

     The Contract Seller agrees to have the Offered Certificates available for inspection and checking by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     Section 4. OFFERING BY UNDERWRITERS. It is understood that the Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

     Section 5.     AGREEMENTS.  The Contract Seller agrees with the
Underwriters that:

          (a) It will prepare a supplement to the Base Prospectus setting forth the amount of Offered Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the expected proceeds to the Contract Seller from the sale of such Offered Certificates, and such other information as the Underwriters and the Contract Seller may deem appropriate in connection with the offering of such Offered Certificates. It will promptly advise the Underwriters (i) when the Prospectus shall have been filed or transmitted to the Commission for filing pursuant to Rule 424, (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iv) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Contract Seller of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vii) of the occurrence of any event that would cause the Registration

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     Statement, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Contract Seller will not file any amendment to the Registration Statement or supplement to the Prospectus unless it has furnished you with a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object until after the period in which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. Subject to the foregoing sentence, it will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Act by any means reasonably contemplated to result in compliance with said Rule. It will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs, as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, it will promptly prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, it will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

          (c) It will furnish to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Registration Statement and each amendment thereto (including exhibits thereto) and as many copies of the Registration Statement and each amendment thereto (without exhibits thereto) as the Underwriters may reasonably request and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Base Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement and any amendments and supplements thereto as the Underwriters may reasonably request.

          (d) So long as the Offered Certificates shall be outstanding, the Contract Seller will cause the Servicer to deliver to the Underwriters the annual statement as to compliance and the annual statement of a firm of independent

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     public accountants, furnished to the Trustee by the Servicer pursuant to
     Sections 4.20 and 4.21 of the Agreement, as soon as such statements are furnished to the Trustee.

          (e) It will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate, and will maintain such qualification in effect so long as required for the distribution of the Offered Certificates; PROVIDED, HOWEVER, that it shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (f) It will pay all costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Agreement and the Offered Certificates; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Offered Certificates under state securities or blue sky laws (including filing fees but not fees and disbursements of counsel in connection therewith) in connection with the preparation of any blue sky survey and in connection with any determination of the eligibility of the Offered Certificates for investment by institutional investors; the expenses of printing any such blue sky survey; the cost and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Base Prospectus, any Preliminary Prospectus Supplement and the Prospectus Supplement, the preparation and printing of this Underwriting Agreement and the furnishing to the Underwriters of such copies of each Preliminary Prospectus Supplement and Prospectus Supplement as the Underwriters may reasonably request and the fees of rating agencies. Except as provided in
     Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Offered Certificates, including the fees of counsel to any Underwriter.

     Section 6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Offered Certificates as provided in this Underwriting Agreement shall be subject to the accuracy of the representations and warranties on the part of the Contract Seller contained herein as of the date hereof and the Closing Date, the accuracy of the statements of the Contract Seller made in any officer's certificate pursuant to the provisions hereof, the performance

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by the Contract Seller of its obligations hereunder, and the following additional conditions with respect to the Offered Certificates:

          (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn; no proceedings for that purpose shall have been instituted or, to the best knowledge of the Contract Seller, threatened; and the Prospectus Supplement shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the Act.

          (b) The Contract Seller shall have delivered to you a certificate, dated the Closing Date, of any Vice President or any Assistant Secretary thereof to the effect that the signer of such certificate has carefully examined this Underwriting Agreement, the Registration Statement and the Prospectus and that: (i) the representations and warranties made by it in this Underwriting Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) it has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such signer, threatened, and
     (iv) nothing has come to such signer's attention that would lead such signer to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Underwriters shall have received from Morrison & Foerster LLP, counsel for the Contract Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

               (i) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and not withdrawn and, to the knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or threatened under the Act.

               (ii) The Registration Statement, as of its effective date, and the Prospectus, as of the date thereof, complied as to form in all

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          material respects with the requirements of the Act and the rules thereunder (except as to the financial statements, schedules and other numerical, financial and statistical data contained therein, as to which such counsel need express no opinion).

               (iii) The conditions to use by the Contract Seller of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus and there are no contracts or documents known to such counsel, based on an inquiry of representatives of the Contract Seller, of a character required to be described in the Prospectus or to be filed as exhibits to the Registration Statement pursuant to the Act or the regulations thereunder which have not been so described or filed.

               (iv) The Agreement constitutes a valid and binding agreement of the Contract Seller, enforceable in accordance with its terms. This Underwriting Agreement constitutes a valid and binding agreement of the Contract Seller.

               (v) The Certificates have been duly authorized, executed and delivered by the Contract Seller and, assuming due authentication by the Trustee, when issued and paid for in accordance with the terms of this Underwriting Agreement and the Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Agreement.

               (vi) The Certificates and the Agreement conform in all material respects to the descriptions thereof contained under the heading "Description of the Certificates" in the Prospectus.

               (vii) The statements contained in the Base Prospectus and the Prospectus Supplement, as the case may be, under the headings "Certain Federal Income Tax Consequences," "ERISA Considerations," "Tax-Exempt Investors," "Legal Investment" and "Other Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects, under the assumptions stated therein and under existing law.

               (viii) Based solely on the representations and warranties of the Contract Seller in the Agreement, the Offered Certificates designated on Schedule II as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,

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          Class A-6, Class A-7, Class A-8, Class A-9 and Class M are, and will be so long as such Offered Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, "mortgage related securities," as defined in Section 3(a)(41) of the Exchange Act.

               (ix) The issuance and sale of the Offered Certificates to the Underwriters pursuant to this Underwriting Agreement, the compliance by it with the other provisions of this Underwriting Agreement and the Agreement, and the consummation of the other transactions herein and therein contemplated do not, under any statute, regulation or rule of general applicability, require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority, except as may be required under the Act or other federal or state securities laws, or any filings of UCC financing statements in respect of the assignment of the Contracts to the Trustee pursuant to the Agreement that have not yet been completed and such other approvals as have been obtained; and neither the sale of the Contracts nor the execution and delivery of the Agreement, nor the consummation of any other transactions contemplated therein, nor the fulfillment of the terms of the Agreement will conflict with or violate any statute currently applicable to it, or to such counsel's knowledge, any rule or regulation currently applicable to it of any regulatory body, administrative agency or governmental body having jurisdiction over it.

                    (x) Under existing law, assuming (i) the making of a valid election, (ii) compliance with the Agreement, and (iii) compliance with any changes in the law, including any amendments to the Internal Revenue Code of 1986, as amended (the "Code") or applicable Treasury regulations thereunder, the Trust Fund will be classified for federal income tax purposes as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Code Section 860D, the Series 1997-1 Regular Certificates will be treated as the "regular interest" in such REMIC and the Class R Certificates will be treated as the single class of "residual interest" in such REMIC.

               (xi) The Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

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     Such opinion (a) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Underwriting Agreement and the Agreement,
(b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto (other than the Contract Seller), and (c) may be qualified as an opinion only as to the laws to the State of California and the United States of America.

     In addition, Morrison & Foerster LLP shall state that, in the course of its participation in the registration of the Offered Certificates, nothing has come to such counsel's attention that has caused it to believe that (x) either the Registration Statement (which for purposes of this paragraph shall not be deemed to include any Exhibits filed therewith), at the time it became effective, or any post-effective amendment thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) the Prospectus, at the date of the Prospectus Supplement and at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or any other financial, numerical, statistical or quantitative data contained in the Registration Statement or the Prospectus or any amendment or supplement thereto.

          (d) The Underwriters shall have received from Andrea B. Goldenberg, counsel for the Contract Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

               (i) It is a federal savings bank, duly organized and in good standing under the laws of the United States, has full power and authority to conduct its business as described in the Prospectus, to enter into and perform its obligations under this Underwriting Agreement and the Agreement and to consummate the transactions contemplated hereby and thereby, is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it and its type of organization requires such qualification and in which the failure to so qualify would have a material adverse effect on its ability to consummate the transactions contemplated by this Underwriting Agreement or the Agreement or to perform its obligations under the Agreement and owns or possesses or has obtained all applicable and material governmental licenses, permits, consents,

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          orders, approvals and other authorizations necessary to carry on its manufactured housing business as described in the Prospectus, and is conducting its manufactured housing business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting such business and in which the failure to so comply would have a material adverse effect on the transactions contemplated under this Underwriting Agreement and the Agreement and its ability to perform its obligations under the Agreement.

               (ii) It has duly authorized, executed and delivered this Underwriting Agreement and the Agreement.

               (iii) Neither the sale of the Contracts nor the execution and delivery of the Agreement, nor the consummation of any other transactions contemplated therein, nor the fulfillment of the terms of the Agreement will conflict with or violate, result in a breach of or constitute a default under any terms or provisions of its articles of incorporation or charter, as applicable, or its by-laws, or to such counsel's knowledge, any order, currently applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, or the terms of any material indenture or other material agreement or instrument known to such counsel which it is a party to or by which it is bound.

               (iv) There is no pending or, to such counsel's knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving it required to be disclosed in the Prospectus which is not adequately disclosed in the Prospectus, and there is no contract or other document required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

               (v) To the best of such counsel's knowledge, the issuance and sale of the Offered Certificates to the Underwriters pursuant to this Underwriting Agreement, the compliance by it with the other provisions of this Underwriting Agreement and the Agreement, and the consummation of the other transactions herein and therein contemplated do not, under any decision, order, decree or judgment of any judicial or other governmental body specifically applicable to it, require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority.

     Such opinion (a) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Underwriting Agreement and the Agreement,
(b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto (other than the Contract Seller), and (c) may be qualified as an opinion only as to the laws to the State of California and the United States of America.

          (e) The Underwriters shall have received from Morrison & Foerster LLP, counsel to the Contract Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that (i) the Agreement creates a valid security interest in favor of the Trustee in the Contracts and the proceeds thereof and (ii) the security interest in favor of the Trustee in the Contracts and the proceeds thereof is a first priority perfected security interest.

          (f) The Underwriters shall have received from Morrison & Foerster LLP, counsel to the Contract Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that, should the Federal Deposit Insurance Corporation (the "FDIC") be appointed as a receiver or conservator for the Contract Seller and should a court characterize the transfers of the Contracts and the proceeds thereof by the Contract Seller pursuant to the Agreement as a transfer of collateral as security for the obligations of the Contract Seller rather than as a sale, subject to the matters discussed below, no statute, case or regulation would cause the security interest of the Trustee for the benefit of the Certificateholders in the Contracts and the proceeds thereof to be subject to avoidance by the FDIC as receiver or conservator of the Contract Seller, and the security interest created by the Agreement would be enforceable by the Trustee notwithstanding the appointment of the FDIC as receiver or conservator for the Contract Seller.

          Such opinion (a) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Underwriting Agreement and the Agreement, (b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto (other than the Contract Seller), and (c) may be qualified as an opinion only as to the laws to the State of California and the United States of America.

          (g) The Underwriters shall have received from counsel admitted in the State of Illinois reasonably satisfactory to the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that the Trust Fund will be treated as a REMIC for Illinois tax purposes and will not be subject to Illinois income or franchise tax other than such tax, if any, as may be imposed on amounts taxable for federal income tax purposes.

          (h) The Underwriters shall have received from Brown & Wood LLP, counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

          (i) The Underwriters shall have received from Ernst & Young certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that they have performed certain specified procedures, as a result of which they determined that the information of an accounting, financial or statistical nature set forth in the Base Prospectus under the headings "The Sellers" and "Prepayment and Yield Considerations"and in the Prospectus Supplement under the headings "The Seller" and "Prepayment and Yield Considerations" agrees with the records of the Contract Seller or the Servicer, as the case may be.

          (j) The Underwriters shall have received from Ernst & Young certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that they have performed certain specified procedures and computations, as a result of which they have determined that the information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the headings "The Contract Pool," "The Seller" and "Prepayment and Yield Considerations" agrees with such computations.

          (k) The Underwriters shall have received (i) from Moody's Investors Service, Inc., a rating letter assigning a rating of Aaa to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
     Class A-8 and Class A-9 Certificates, a rating of at least Aa3 to the Class M Certificates, a rating of at least Baa2 to the Class B-1 Certificates and a rating of at least Ba2 to the Class B-2 Certificates; and (ii) from Fitch Investors Service, L.P., a rating letter assigning a rating of AAA to the Class A-1, Class A-2, Class A-3, Class A-4,
     Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates, a rating of at least AA- to the Class M Certificates, a rating of BBB to the Class

     B-1 Certificates and a rating of BB to the Class B-2 Certificates, which ratings shall not have been withdrawn.

          (l) The Underwriters shall have received from counsel to the Trustee, a favorable opinion dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

               (i) The Trustee (a) is a national banking association duly organized, validly existing and in good standing under the laws of the State of Illinois and the laws of the United States, (b) is duly qualified to exercise corporate trust powers under the laws of the United States and (c) is duly eligible and qualified to act as Trustee under the Agreement.

               (ii) The Agreement has been duly authorized, executed and delivered by the Trustee in its individual capacity and the Agreement has been duly authorized, executed and delivered by the Trustee in its capacity as Trustee of BankAmerica Manufactured Housing Contract Trust II, Senior/Subordinate Pass-Through Certificates, Series 1997-1.

               (iii) The Agreement, assuming due authorization, execution and delivery of such document by all other parties thereto, constitutes a legal, valid and binding agreement of the Trustee, except as enforceability thereof may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors against the Trustee generally, as such laws would apply in the event of bankruptcy, insolvency, liquidation or reorganization or any moratorium or similar occurrence affecting the Trustee, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (iv) No consent, approval, authorization or order of any governmental agency or body is required for the Trustee's acceptance and execution of the trusts contemplated by the Agreement.

               (v) The actions required of the Trustee under the Agreement, the consummation of any other transactions contemplated in the Agreement and the fulfillment of the terms of the Agreement do not conflict with or result in a breach or violation of any term or provision of, or constitute a default under any agreement or any statute or regulation governing the Trustee.

               (vi) Assuming due authorization, execution and delivery of the Agreement by the Contract Seller, the Servicer and the Trustee, and assuming the Trustee's receipt of the initial trust estate referenced in Section 2.01 of the Agreement, a trust has been duly created and validly exists under the laws of the State of Illinois, the terms of which are set forth in the Agreement.

               (vii) The Certificates have been duly authenticated and delivered by the Trustee.

          (m) There shall not have been any material adverse change in the Contract Seller's business, operations, financial condition, properties or assets since the date of its latest quarterly financial statement, which change would have a material adverse effect on its ability to perform its obligations under the Agreement.

          (n) The Underwriters shall have received from Morrison & Foerster LLP, a letter to the effect that the Underwriters may rely upon the opinion rendered by Morrison & Foerster LLP to any Rating Agency in connection with the transactions contemplated herein.

          (o) All proceedings in connection with the transactions contemplated by this Underwriting Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.

     Section 7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of any Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Contract Seller to perform any agreement herein or therein or comply with any provision hereof or thereof, other than by reason of a default by any of the Underwriters, the Contract Seller will reimburse the Underwriters severally upon demand for all reasonable and documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.

     Section 8.  INDEMNIFICATION AND CONTRIBUTION.

          (a) The Contract Seller will indemnify and hold harmless each Underwriter and its respective directors, officers, agents and employees against claims, damages, or liabilities, joint or several, to which each such Underwriter or director, officer, agent or employee thereof may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus Supplement, the Prospectus, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and their respective directors, officers, agents and employees for any reasonable and documented legal or other expenses incurred by such Underwriter or director, officer, agent or employee thereof, as incurred, in connection with investigating or defending against such loss, claim, damage, liability or action; PROVIDED, HOWEVER, (i) that the Contract Seller shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Contract Seller by you, or by any Underwriter through you, specifically for use therein, and (ii) such indemnity with respect to any Preliminary Prospectus or Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Certificates which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Offered Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus or Preliminary Prospectus Supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Contract Seller and its directors, officers, agents and employees against any losses, claims, damages, or liabilities to which the Contract Seller or director, officer, agent or employee thereof may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in any Preliminary Prospectus Supplement, the

Prospectus, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Contract Seller by you, or by such Underwriter through you, specifically for use therein, and will reimburse the Contract Seller and its respective directors, officers, agents and employees for any reasonable and documented legal or other expense incurred by the Contract Seller or director, officer, agent or employee thereof, as incurred, in connection with investigating or defending against any such loss, claim, damage, liability or action.

          Each Underwriter, severally but not jointly, shall indemnify and hold harmless the Contract Seller and its respective directors, officers, agents and employees against any and all losses, claims, damages or liabilities, joint or several, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any Collateral Term Sheet, Structural Term Sheet or Computational Materials (or based on an omission to state any material fact necessary to make any statement contained therein not misleading), when read together with the Prospectus (assuming for this purpose that the Prospectus does not omit to state any material fact necessary to make any statement contained in the Prospectus not misleading), furnished by such Underwriter to the Contract Seller specifically for inclusion in a current report on Form 8-K to be filed by or on behalf of the Contract Seller on or about July 31, 1997 and such Underwriter shall in each case reimburse the Contract Seller and its respective directors, officers, agents and employees for any reasonable and documented legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such Underwriter shall not be liable in any such case to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Contract Seller to such Underwriter in respect of the Contracts. Such Underwriter's liability under this Section 8(b) shall be in addition to any liability that such Underwriter may otherwise have (arising from such statement or omission). Such Underwriter confirms that the Collateral Term Sheets, Structural Term Sheets and Computational Materials so furnished to the Contract Seller constitute all the Collateral Term Sheets, Structural Term Sheets and Computational Materials furnished by such Underwriter to prospective purchasers of the Offered Certificates. Computational Materials are computer-generated tables and/or charts displaying, with respect to any class or classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The terms "Collateral Term Sheet" and "Structural Term Sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral Term Sheet," as used herein, shall also include any subsequent collateral term sheet that reflects a substantive change in the information presented.

          (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that the failure of the indemnified party to notify the indemnifying party prejudices the rights of the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel), approved by the Underwriters in the case of Subsection (a) of this Section 8, representing the indemnified parties under such Subsection (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).
In the event a party settles any claim or action for which it would otherwise be indemnified against pursuant to Section 8 without the consent of the indemnifying party, such indemnified party shall waive any rights to indemnification hereunder in connection with such claim or action; provided, however, the indemnified party may settle such claim or action without the consent of the indemnifying party and without waiving its rights to indemnification if the indemnified party acts in accordance with the advice of separate counsel engaged in accordance with this Subsection (c).

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Subsection (a) or (b) above, then the Contract Seller and each indemnifying Underwriter shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in Subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Contract Seller on the one hand and the Underwriters on the other from the offering of the Offered Certificates, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Contract Seller on the one hand and the Underwriters on the other in connection with the statement or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Contract Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Offered Certificates (before deducting expenses) received by the Contract Seller bear to the total compensation and profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Offered Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Contract Seller, on the one hand, or the Underwriters, on the other, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The Contract Seller, on the one hand, and the Underwriters, on the other, agree that it would not be just and equitable if contributions pursuant to this Subsection (d) were to be determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account the equitable considerations referred to in the first sentence of this Subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this Subsection (d) shall be deemed to include any reasonable and documented legal or other expense incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Subsection
(d). Notwithstanding the provisions of this Subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which
(x) the total price at which the Offered Certificates underwritten by it and distributed to the public were offered to the public exceeds (y) the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint; provided that in the case of the indemnification provided in the second paragraph of Subsection (b), only the Underwriter furnishing the Collateral Term Sheets, Structural Term Sheets or Computational Materials, as the case may be, that are the subject of such indemnification shall contribute in respect thereof pursuant to this Subsection (d).

          (e) The obligations of the Contract Seller under this Section 8 shall be in addition to any liability which the Contract Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Contract Seller (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Contract Seller), to each officer of the Contract Seller who has signed the Registration Statement and to each person, if any, who controls the Contract Seller within the meaning of the Act or the Exchange Act.

     Section 9. SUBSTITUTION OF UNDERWRITERS. If any Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Underwriting Agreement upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased does not aggregate more than 10% of the total amount of the Offered Certificates set forth in
Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for the Offered Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase.

     This Underwriting Agreement shall terminate if (i) any Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Underwriting Agreement (such Underwriter being a "Defaulting Underwriter") upon tender of such Offered Certificates in accordance with the terms hereof, (ii) the amount of the Offered Certificates not purchased aggregates more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereto, and (iii) arrangements satisfactory to the remaining Underwriters and the Contract Seller for the purchase of such Offered Certificates by other persons are not made within 36 hours thereafter. In the event of any such termination, the Contract Seller shall not be under any liability to any Underwriter (except to the extent provided in Section 5(f) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Underwriting Agreement, to purchase the amount of the Offered Certificates which such Underwriter agreed to purchase hereunder) be under any liability to the Contract Seller (except to the extent provided in Section 8 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Contract Seller or any other Underwriter by reason of its failure to take up and pay for Offered Certificates as agreed to by such Defaulting Underwriter.

     Section 10. TERMINATION. Notwithstanding anything herein contained, this Underwriting Agreement may be terminated in the absolute discretion of the Underwriters, by written notice given to the Contract Seller, if after the execution of this Underwriting Agreement and prior to the delivery and payment for all Offered Certificates (i) there has occurred any material adverse change in the condition (financial or otherwise), earnings, business or properties of the Contract Seller or BankAmerica Corporation, and their respective subsidiaries, taken as a whole, the effect of which in the reasonable judgment of the Underwriters materially impairs the investment quality of the Offered Certificates; (ii) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (iv) there shall have occurred any outbreak or material escalation of hostilities in which the United States is involved, and declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable to proceed with completion of the sale and payment for the Offered Certificates on the terms specified in this Underwriting Agreement and the Prospectus Supplement.

     Section 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the

Contract Seller or its officers and the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Contract Seller or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Certificates. The provisions of Section 7 and 8 hereof shall survive the termination or cancellation of this Underwriting Agreement.

     Section 12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered, telegraphed or telecopied and confirmed to them at the addresses set forth at the beginning of this Underwriting Agreement,
Attention: General Counsel; if sent to the Contract Seller or the Servicer, will be mailed, delivered, telegraphed or telecopied and confirmed to it at the following address: BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, 10089 Willow Creek Road, San Diego, California 92131, Attention: Manager, Investor Servicing, with copies to Bank of America National Trust and Savings Association, Corporate Treasury Capital Markets Group, 315 Montgomery Street, San Francisco, California and to Legal Department 555 California Street, San Francisco, California, Attention:
Assistant General Counsel, Corporate Advice Group.

     Section 13. SUCCESSORS. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

     Section 14. APPLICABLE LAW; COUNTERPARTS. This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to the provisions thereof concerning conflict of laws. This Underwriting Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Contract Seller and the Underwriters.

                              Very truly yours,


                              BANK OF AMERICA, FSB


                              By: /s/ Shaun M. Maguire
                                 ------------------------------
                              Name: Shaun M. Maguire
                              Title: Assistant Treasurer


Accepted at New York, New York
as of the date first written
above.

MORGAN STANLEY & CO., INCORPORATED,
for itself and the other Underwriters
named on Schedule I hereto

By: /s/ Murray C. Stoltz
   ---------------------------------
Name: Murray C. Stoltz
     -------------------------------
Title: Principal
      ------------------------------

                                      SCHEDULE I




                                                          Amount of Series 1997-1,
                                                         Class A-1 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $12,750,000
BANCAMERICA SECURITIES, INC.                                    $12,750,000




                                                          Amount of Series 1997-1,
                                                         Class A-2 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $9,000,000
BANCAMERICA SECURITIES, INC.                                    $9,000,000




                                                          Amount of Series 1997-1,
                                                         Class A-3 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $10,250,000
BANCAMERICA SECURITIES, INC.                                    $10,250,000




                                                          Amount of Series 1997-1,
                                                         Class A-4 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $14,750,000
BANCAMERICA SECURITIES, INC.                                    $14,750,000



                                                          Amount of Series 1997-1,
                                                         Class A-5 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $7,150,000
BANCAMERICA SECURITIES, INC.                                    $7,150,000




                                                          Amount of Series 1997-1,
                                                         Class A-6 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $7,750,000
BANCAMERICA SECURITIES, INC.                                    $7,750,000




                                                          Amount of Series 1997-1,
                                                         Class A-7 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $19,650,000
BANCAMERICA SECURITIES, INC.                                    $19,650,000




                                                          Amount of Series 1997-1,
                                                         Class A-8 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $13,000,000
BANCAMERICA SECURITIES, INC.                                    $13,000,000




                                                          Amount of Series 1997-1,
                                                         Class A-9 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $13,772,500
BANCAMERICA SECURITIES, INC.                                    $13,772,500





                                                          Amount of Series 1997-1,
                                                         Class M Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $11,135,000
BANCAMERICA SECURITIES, INC.                                    $11,135,000




                                                          Amount of Series 1997-1,
                                                         Class B-1 Certificates to
          Underwriter                                         be Purchased
          -----------                                         ------------

MORGAN STANLEY & CO. INCORPORATED                               $7,860,000
BANCAMERICA SECURITIES, INC.                                    $7,860,000


                                     SCHEDULE II


Registration Statement No. 333-3200
     Base Prospectus dated June 4, 1996
     Prospectus Supplement dated July 31, 1997


Title of Certificates                            Manufactured Housing Contract Trust
                                                 Senior/Subordinate Pass-Through Certificates,
                                                 Series 1997-1

Amount of Offered Certificates
 (approximate; subject to
 a variance of +/- 5%):

   Class A-1 Certificates                        $25,500,000
   Class A-2 Certificates                        $18,000,000
   Class A-3 Certificates                        $20,500,000
   Class A-4 Certificates                        $29,500,000
   Class A-5 Certificates                        $14,300,000
   Class A-6 Certificates                        $15,500,000
   Class A-7 Certificates                        $39,300,000
   Class A-8 Certificates                        $26,000,000
   Class A-9 Certificates                        $27,545,000
   Class M Certificates                          $22,270,000
   Class B-1 Certificates                        $15,720,000

Pass-Through Rate:

   Class A-1 Certificates                        5.91%
   Class A-2 Certificates                        6.015%
   Class A-3 Certificates                        6.06%
   Class A-4 Certificates                        6.195%
   Class A-5 Certificates                        6.265%
   Class A-6 Certificates                        6.34%
   Class A-7 Certificates                        6.58%
   Class A-8 Certificates                        6.725%
   Class A-9 Certificates                        7.015%
   Class M Certificates                          6.80%
   Class B-1 Certificates                        6.94%

Purchase Price Percentage:

   Class A-1 Certificates                        99.861875% (plus accrued interest)
   Class A-2 Certificates                        99.834375% (plus accrued interest)
   Class A-3 Certificates                        99.809375% (plus accrued interest)
   Class A-4 Certificates                        99.800000% (plus accrued interest)
   Class A-5 Certificates                        99.718750% (plus accrued interest)




   Class A-6 Certificates                        99.684375% (plus accrued interest)
   Class A-7 Certificates                        99.634375% (plus accrued interest)
   Class A-8 Certificates                        99.600000% (plus accrued interest)
   Class A-9 Certificates                        99.559375% (plus accrued interest)
   Class M Certificates                          99.534375% (plus accrued interest)
   Class B-1 Certificates                        99.421875% (plus accrued interest)

Cut-off Date:                                    June 30, 1997

Closing Date:                                    August 6, 1997 at the offices of Morrison &
                                                 Foerster LLP, Los Angeles, California


Manner of payment for Certificates               Immediately available funds

Office for delivery of Certificates              The First Chicago Trust Company
                                                 14 Wall Street, 8th Floor
                                                 New York, New York
                                                 Attn:  Charlene Mullane

Office of payment for Certificates               Morrison & Foerster LLP
                                                 555 West Fifth Street, 35th Floor
                                                 Los Angeles, California

Office for checking Certificates                 The First Chicago Trust Company
                                                 14 Wall Street, 8th Floor
                                                 New York, New York
                                                 Attn:  Charlene Mullane

Denominations:                                   $1,000 and integral multiples of $1 in excess
                                                 thereof


Modification of representations and warranties contained in Section 1 of the Underwriting Agreement: [indicate, if any, or state "None"]

    None


Modification of opinion of counsel delivered pursuant to Section 6(c) of the Underwriting Agreement: [indicate, if any, or state "None"]

    None


Modification of items to be covered by the letter from Ernst & Young delivered pursuant to Section 6(i) of the Underwriting Agreement:
[indicate, if any, or state "None"]

    None


Modification of items to be covered by the letter from Ernst & Young delivered pursuant to Section 6(j) of the Underwriting Agreement:
[indicate, if any, or state "None"]

    None